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                                                                   EXHIBIT 10.33


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                                PLEDGE AGREEMENT


                Intracel Corporation and PerImmune Holdings, Inc.
                                   as Pledgors



                                       to



                          Holders of the 12% Guaranteed
                     Senior Secured Primary Promissory Notes
                             due August 25, 2003 of
                              Intracel Corporation




                                       and

                               Holders of the 12%
                            Guaranteed Senior Secured
                             Escrow Promissory Notes
                             due August 25, 2003 of
                              Intracel Corporation







                                   -----------


                           Dated as of August 25, 1998


                                   -----------


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                                PLEDGE AGREEMENT


           PLEDGE AGREEMENT (the "Pledge Agreement"), dated August 25, 1998, between Intracel Corporation and PerImmune Holdings, Inc., a wholly-owned subsidiary of Intracel Corporation (together with their successors and assigns, the "Pledgors") and Northstar High Total Return Fund, Northstar High Total Return Fund II, Northstar High Yield Fund, and Northstar Strategic Income Fund (collectively, the "Holders"), the holders of 12% Guaranteed Senior Secured Primary Promissory Notes of the Company and the holders of 12% Guaranteed Senior Secured Escrow Promissory Notes of the Company (collectively, the "Notes") issued pursuant to that certain Securities Purchase Agreement, dated as of the date hereof, by and among the Company and the other parties thereto (the "Purchase Agreement"). As used herein, all capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.


                              W I T N E S S E T H:


           WHEREAS, the Pledgors have entered into the Securities Purchase Agreement, the Notes and the Ancillary Agreements as of the date hereof, pursuant to which the Pledgors are subject to the Obligations (as defined herein);

           WHEREAS, in order to secure the performance of such Obligations of the Company and its Subsidiaries under the Securities Purchase Agreement, the Notes and the Ancillary Agreements (the "Obligations"), the parties hereto desire to set forth their mutual understanding and certain agreement regarding the terms and conditions of the pledge of the Pledged Collateral (as defined below) made by the Pledgors to the Holders of the Notes (the "Holders").

           NOW, THEREFORE, in consideration of the premises and other benefits to the Pledgors, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


           Section 1. Pledge. As collateral security for the payment and performance in full of the Obligations, the Pledgors hereby pledge, assign, transfer and set over unto the Holders and hereby grant upon the Holders and unto their respective successors and assigns, a continuing security interest (the "Security Interests") in all of the right, title and interest of the Pledgors in, to and under any and all of the following described property, rights and interests (collectively, the "Pledged Collateral"):

                     (a) all issued and outstanding shares of Capital Stock now or hereafter owned by the Pledgors of (i) the companies identified on Schedule A (the "Identified Companies"), including, without limitation, the shares of Capital Stock set forth on Schedule A, and (ii) any New Subsidiary of the Pledgors or any other company (the "Additional Companies");


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                     (b) all securities of the Identified Companies and the
Additional Companies now or hereafter owned or acquired by the Pledgors; any present or future options, warrants or other rights to subscribe for or purchase any shares of Capital Stock of any of the Identified Companies or the Additional Companies now or hereafter owned by the Pledgors; and any notes bonds, debentures or other evidences of Debt now or hereafter owned by the Pledgors that (i) are at any time convertible into Capital Stock of any of the Identified Companies or the Additional Companies, or (ii) have or at any time could by their terms have voting rights with respect to any matter affecting any of the Identifying Companies or the Additional Companies; and all securities, certificates and instruments representing or evidencing ownership or any of the property described in subsections 1(a) and (b) hereof (the property described in subsections 1(a) and (b) being referred to herein collectively as the "Pledged Securities");

                     (c) all proceeds and products of the Pledged Securities, including, without limitation, dividends and distributions payable in cash, Assets or securities, now or hereafter at any time or from time to time received or receivable or otherwise distributed or distributable in respect of or in exchange for any or all of the Pledged Securities; and

                     (d) any additional property of the kind or type described in this Section 1 required to be supplied under the terms of this Pledge Agreement;

           TO HAVE AND TO HOLD the Pledged Collateral, together with all rights, titles, interests, powers, privileges and preferences pertaining or incidental thereto, unto the Holders and unto their respective successors and assigns; subject, however, to the terms, covenants and conditions hereinafter set forth.


           Section 2. Representations, Warranties and Covenants of Pledgors. The Pledgors hereby represent and warrant, covenant and agree that:

                     (a) As of the date hereof, and except for the Security Interests granted hereunder to the Holders, the Pledgors are the legal and equitable owners of the Pledged Collateral, hold the Pledged Collateral free and clear of all Liens, charges, claims, encumbrances and Security Interests of every kind and nature. Until the Obligations under this Agreement, the Securities Purchase Agreement, the Notes and any Ancillary Agreement shall have been satisfied in full and this Agreement shall have been terminated, the Pledgors will not, without the prior written consent of the Required Holders, make any other pledge, assignment, sale, mortgage, hypothecation or transfer of, or create, or permit to exist any Lien, Security Interest or other charge or encumbrance on, the Pledged Collateral.

                     (b) The Pledgors have the valid right and legal authority to pledge or cause to be pledged the Pledged Collateral in the manner hereby done or contemplated and will defend its title thereto against the claims of all persons whomsoever and shall maintain and preserve the Security Interests granted hereunder with respect to the Pledged Collateral as long as this Pledge Agreement shall remain in full force and effect.

                     (c) Neither the execution and delivery of this Pledge Agreement by Pledgors, nor the consummation of the transactions herein contemplated nor the fulfillment of the terms hereof violate the terms of any agreement, indenture, mortgage, deed of trust, equipment lease,


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instrument or other document to which Pledgors are parties, or conflict with any
Law, applicable to the Pledgors of any court or any government, regulatory body or administrative agency or other governmental body having jurisdiction over Pledgors or their Assets, to the extent that such violation or conflict would have a material adverse effect on the financial condition, business, Assets, liabilities or prospects of Pledgors or on the value of the Pledged Collateral or on the Security Interests.

                     (d) The Pledged Collateral as described in Schedule A attached hereto includes all of the issued and outstanding shares of Capital Stock of the Identified Companies and Additional Companies beneficially owned by the Pledgors on the date hereof; and all outstanding options, warrants or other rights to subscribe for or purchase shares of the Capital Stock of the Identified Companies and the Additional Companies beneficially owned by Pledgors on the date hereof; and all notes, bonds, debentures or other evidences of Debt beneficially owned by the Pledgors on the date hereof that (i) are at any time convertible into Capital Stock of the Identified Companies or the Additional Companies or (ii) have or at any time could by their terms have voting rights with respect to any matters affecting the Identified Companies or the Additional Companies.

                     (e) No consent or approval that has not been obtained prior to the date hereof of any governmental body, regulatory authority or securities exchange was or is necessary as a condition to the validity of the pledge hereunder of the Pledged Collateral, and such pledge is effective to vest in the Holders the rights of the Holders in the Pledged Collateral as set forth herein.

                     (f) If, while this Pledge Agreement is in effect, any securities of the type described in Section 1 are hereafter acquired by Pledgors, or any stock dividend, stock split, reclassification, readjustment, reorganization, merger, consolidation, exchange offer, tender offer or other change in the capital structure, including the creation of any subscription or other rights or other Pledged Collateral, is declared or made, or proposed to be declared or made, by the Identified Companies or any Additional Companies, all substituted and additional securities or interests, if evidenced by certificates, shall be endorsed in blank by Pledgors promptly upon receipt thereof and, if not so evidenced, shall be otherwise appropriately transferred to the Holders in negotiable form, and all certificates or instruments evidencing such securities shall be delivered to the Holders to be held under the terms of this Pledge Agreement in the same manner as, and as part of, the Pledged Collateral. The Pledgors shall use best efforts to ensure that all Pledged Securities shall be evidenced by one or more certificates. Any securities that may be issued upon exercise of any subscription or other rights relating to the Pledged Securities shall be endorsed in blank and delivered to the Holders.

                     (g) Pledgors shall pay and discharge all taxes, assessments and governmental charges or levies against any Pledged Collateral prior to delinquency thereof and shall keep all Pledged Collateral free of all unpaid charges whatsoever, unless such charges are being contested in good faith and appropriate reserves have been set aside in accordance with GAAP.


           Section 3. Administration of the Pledged Collateral. The Holders shall administer the Pledged Collateral in accordance with the provisions hereof.




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           Section 4. Release and Substitution of Pledged Collateral. The
Pledged Collateral shall not be released from the Security Interests created hereunder and no Assets shall be substituted for any of the Pledged Collateral, except in accordance with the provisions of Article V of the Purchase Agreement, which provisions are hereby incorporated herein by reference.


           Section 5. Voting Rights, Dividends, Etc.

                     (a) So long as no Default or Event of Default or event that with the lapse of time or the giving of notice or both, would constitute an Event of Default (as defined below) shall have occurred and be continuing or would result therefrom:

                               (i) except as otherwise provided in this Pledge
                     Agreement, Pledgors shall be entitled to exercise any and all voting or consensual rights and powers, including subscription rights, accruing to an owner of the Pledged Collateral or any part thereof for any purpose not inconsistent with, or otherwise impair any rights of the Holders arising under, the terms of this Pledge Agreement or any agreement giving rise to any of the Obligations;

                               (ii) Pledgors shall be entitled to retain and use
                     any and all dividends or distributions which are permitted by the Purchase Agreement and paid on the Pledged Collateral in cash or property (other than securities);

                               (iii) the Required Holders shall execute and
                     deliver to Pledgors or cause to be executed and delivered to Pledgors, all such proxies, powers of attorney, dividend orders and other instruments as Pledgors may reasonably request for the purpose of enabling it to exercise the voting or consensual rights and powers which Pledgors are entitled to exercise pursuant to the foregoing subparagraph
                     (i) or to receive the dividends or cash or other Assets which Pledgors are authorized to retain pursuant to the foregoing subparagraph (ii).

                     (b) Upon the occurrence and during the continuance of a Default, an Event of Default, or event that with the lapse of time or the giving of notice or both, would constitute an Event of Default, all rights of Pledgors to exercise the voting or consensual rights and powers which the Pledgors would otherwise be entitled to exercise pursuant to subparagraph (i) of Section 5(a) hereof and to receive the dividends and distributions which Pledgors would otherwise be authorized to receive and retain pursuant to subparagraph (ii) of
Section 5(a) hereof shall cease, and all such rights shall thereupon become vested in the Holders, which shall then have the sole and exclusive right and authority to exercise all such voting or consensual rights and powers and to receive and retain all such dividends and distributions. Any and all money and other Assets paid over to or received by the Holders pursuant to the provisions of this Section 5(b) shall be retained by the Holders in the account established pursuant to that certain Interest Escrow Security Agreement, dated as of the date hereof, by and among the Company and the other parties thereto (the "Collateral Account") as additional Pledged Collateral hereunder and shall be administered and applied in accordance with the provisions of the Notes.




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           Section 6. Default; Remedies.

                     (a) Defined. For purposes of this Pledge Agreement, the terms "Default" and "Event of Default" shall have the respective meanings provided in the Notes and shall include any event that with the lapse of time or the giving of notice or both, would constitute an Event of Default.

                     (b) Exercise of Remedies Under the Security Agreement. If a Default or Event of Default or event that with the lapse of time or the giving of notice or both, shall constitute an Event of Default in the payment of any Obligations shall have occurred and be continuing or would result therefrom the Holders may commence the taking of such actions (or refrain from taking actions) toward collection or enforcement of this Pledge Agreement and the Pledged Collateral (or any portion thereof), including, without limitation, action toward foreclosure upon any Pledged Collateral, as it deems appropriate in their sole discretion. If any Default or Event of Default or event that with the lapse of time or the giving of notice or both, shall constitute an Event of Default that was the basis for the commencement of such action shall have been cured or waived, and, in the case where there has been an acceleration, rescission of such acceleration shall have occurred, in each case in accordance with the terms of the Securities Purchase Agreement, the Notes, or any of the Ancillary Agreements, any direction by the Holders to take any action in connection with the aforementioned notice shall be deemed rescinded upon notification by the Required Holders of such cure, waiver or rescission of acceleration, as the case may be.

                     (c) Remedies Generally. If a Default or Event of Default or event that with the lapse of time or the giving of notice or both, in the payment of any Obligation shall constitute an Event of Default shall have occurred and be continuing or would result therefrom, the Required Holders or their agents or attorneys may retain the Pledged Collateral or sell, assign, transfer, or dispose of, endorse and deliver the whole or, from time to time, any part of the Pledged Collateral at public or private sale, for cash, upon credit or for other property, for immediate or future delivery, and for such price or prices and on such other terms as are satisfactory to the Holders (in their discretion) without liability for loss or damage. Pledgors agree that the private sale or other private disposition of Pledged Collateral shall be deemed commercially reasonable notwithstanding the possibility that a substantially higher price might be realized if such sale or other disposition were public and deferred until after registration under the Securities Act of 1933, as amended, or after compliance with any other applicable securities laws. Upon consummation of any such sale, the Holders shall have the right to assign, transfer, endorse and deliver to the purchaser or purchasers thereof the Pledged Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Pledgors, and Pledgors hereby waive (to the full extent permitted by Law) all rights of redemption, stay or appraisal which Pledgors now have or may have at any time in the future have under any Law. The Holders shall give Pledgors five days' written notice (which Pledgors agree shall be deemed to be reasonable notification within the meaning of Section 9-504(3) of the relevant Uniform Commercial Code) of the their intention to make any such public or private sale. Any such sale shall be held at such time or times and at such place or places as the Holders may fix. At any such sale, the Pledged Collateral, or portion thereof to be sold, may be sold as an entirety or in separate portions, as the Required Holders may, in their discretion, determine. The Holders shall not be obligated to make any sale of the Pledged


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Collateral if they shall determine not to do so, regardless of the fact that notice of sale of the Pledged Collateral may have been given. The Holders may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case sale of all or any part of the Pledged Collateral is made on credit or for future delivery, the Pledged Collateral so sold may be retained by the Holders until the sale price is paid by the purchaser or purchasers thereof, but the Holders shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Pledged Collateral so sold and, in case of any such failure, such Pledged Collateral may be sold again upon like notice. As an alternative to exercising the power of sale herein conferred upon it, the Holders may proceed by suit or suits at Law or in equity to foreclose this Pledge Agreement and sell the Pledged Collateral or any portion thereof pursuant to judgment or decree of a court or courts having competent jurisdiction. If, under mandatory requirements of Law, the Holders shall be required to make disposition of the Pledged Collateral within a period of time that does not permit the giving of notice to Pledgors as provided herein, the Holders need give Pledgors only such notice of disposition as shall be reasonably practicable in view of such Law.

                     (d) Remedies; Obtaining the Collateral Upon Default. The Pledgors agrees that, if a Default, Event of Default or any event that with the lapse of time or the giving of notice, or both, shall constitute an Event of Default, in the payment of any Obligations shall have occurred and be continuing, or would result therefrom, then and in every such case, and in addition to the rights and remedies available to a secured party under any applicable provisions of the Uniform Commercial Code, or any other Law, the Holders may:

                               (i) personally or by Holders or attorneys,
                     immediately take possession of the Pledged Collateral or any part thereof from Pledgors or any other person who then has possession of any part thereof, with or without notice or process of Law, and for that purpose may enter upon a Pledgors' premises where any of the Pledged Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of Pledgors;

                               (ii) instruct the obligor or obligors on any
                     agreement, instrument or other obligation constituting Pledged Collateral to make any payment or render any performance required by the terms of such agreement, instrument or obligation directly to the Holders or their designee;

                               (iii) withdraw all monies, securities and
                     instruments held by the Holders in the Financial Accounts (as that term is defined in the Security Agreement) or otherwise for application to the Obligations;

                               (iv) sell or otherwise liquidate or direct the
                     Pledgors to sell or otherwise liquidate, any or all investments made in whole or in part with the Pledged Collateral or any part thereof, and take possession of the proceeds of any such sale or liquidation; and



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                               (v) take possession of the Pledged Collateral or
                     any part thereof by directing Pledgors in writing to deliver the same to the Holders at any place or places designated by the Holders, in which event the Pledgors shall at its own expense:

                                          (A) forthwith cause the same to be
                               moved to the place or places so designated by the Holders and there delivered to the Holders;

                                          (B) store and keep any Pledged
                               Collateral so delivered to the Holders at such place or places pending further action by the Holders as provided in this Section 6(d); and

                                          (C) while any such Pledged Collateral
                               shall be so stored and kept, provide such guard and maintenance services as shall be necessary to protect the same and to preserve and maintain such Pledged Collateral in good condition;

           it being understood that the Pledgors' obligation so to deliver the Pledged Collateral is of the essence of this Pledge Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Holders shall be entitled to a decree requiring specific performance by Pledgors of such obligation.

                     (e) Collateral Account. The Required Holders shall deposit the proceeds of any Pledged Collateral obtained or disposed of pursuant to this
Section 6 in the Collateral Account (as defined in the Security Agreement).

                     (f) Preventing Impairment of the Pledged Collateral. Regardless of whether or not there shall have occurred any Default or Event of Default, the Holders may institute or maintain or cause in the name of Pledgors or of the Holders, or both, to be instituted and maintained, such suits and proceedings as the Holders may be advised by counsel shall be necessary or expedient to prevent any impairment of the Security Interests in or perfection of, the Pledged Collateral in contravention of the terms hereof or of the Securities Purchase Agreement, the Notes or any of the Ancillary Agreements.


           Section 7. Holders Appointed Attorney-in-Fact. Pledgors hereby constitute and appoint the Holders their attorney-in-fact for the purpose of carrying out the provisions, but subject to the terms and conditions, of this Pledge Agreement and taking any action and executing any instrument, including, without limitation, any financing statement or continuation statements, and taking any other action to maintain validity, perfection and enforcement of the Security Interests intended to be created hereunder, that the Holders may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest.


           Section 8. Purchase of Pledged Collateral by Holder. At any sale of the Pledged Collateral, whether pursuant to power of sale or otherwise hereunder, any Holders may, to the extent permitted by Law, bid for and purchase, free from any right or redemption, stay or


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appraisal (all such rights being hereby waived and released by Pledgors to the extent permitted by Law), the Pledged Collateral or any part thereof or any interest therein and upon compliance with the terms of such sale may hold, retain, exploit, resell or otherwise dispose of such Pledged Collateral without further accountability to Pledgors for the proceeds of such sale. Pledgors will execute and deliver, or cause to be executed and delivered, such instruments, endorsements, assignments, waivers, certificates and other documents and take such further action as the Holders shall reasonably request in connection with any such sale.


           Section 9. Disposition of Proceeds. The proceeds of any sale or other disposition of the whole or any part of the Pledged Collateral by the Holders, together with any other monies held by the Holders pursuant to this Pledge Agreement, shall be applied by the Holders in accordance with the provisions of the Notes.


           Section 10. Waiver of Claims. Except as otherwise provided in the Securities Purchase Agreement or this Pledge Agreement, THE PLEDGORS HEREBY WAIVE, TO THE EXTENT PERMITTED BY LAW, NOTICE OF JUDICIAL HEARING IN CONNECTION WITH THE HOLDERS' TAKING POSSESSION OR THE HOLDERS' DISPOSITION OF ANY OF THE PLEDGED COLLATERAL BY THE HOLDERS IN ACCORDANCE WITH THE TERMS HEREOF, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICES AND HEARINGS FROM ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT THAT THE PLEDGORS WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, and, to the fullest extent permitted by applicable Law, Pledgors hereby further waive:

                     (a) all damages occasioned by such taking of possession except any damages that are the direct result of the Holders' gross negligence, bad faith or willful misconduct; and

                     (b) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Holders' rights and powers hereunder.

           Any sale of, or the exercise of any options to purchase, or any other realization upon, any Pledged Collateral shall operate to divest all right, title, interest, claim and demand, at Law or in equity, of the Pledgors therein and thereto, and shall be perpetual bar both at Law and in equity against the Pledgors and against any and all Persons claiming or attempting to claim the Pledged Collateral so sold, optioned or realized upon, or any part thereof, through and under Pledgors.


           Section 11. Remedies Cumulative; No Waiver. Each right, power and remedy of the Holders provided for herein, in the Securities Purchase Agreement, the Notes and any other Ancillary Agreement pursuant to which a Lien is created in favor of any Holder, or now or hereafter existing at Law, shall be cumulative and concurrent and shall be in addition to every other right, power or remedy of any Holder provided for herein, in the Securities Purchase Agreement, the Notes and any other Ancillary Agreement pursuant to which a Lien is created in favor of any Holder or now or hereafter existing at Law. No failure on the part of any Holder to exercise, and no delay in exercising, any right, power or remedy hereunder, or under the Securities Purchase Agreement, the Notes and any other Ancillary Agreement pursuant to


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which a Lien is created in favor of any Holder or now or hereafter existing at
Law, shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. No notice to or demand on Pledgors hereunder shall, of itself, entitle Pledgors to any other or further notice or demand in the same, similar or other circumstances.


         Section 12. Additional Collateral. Without notice or consent of Pledgors and without impairment of the Security Interests and rights created by this Pledge Agreement, the Holders may accept from any Person additional Collateral or other security for the Obligations. Neither the creation of the Security Interests created hereunder nor the acceptance of any such additional Collateral or Security shall prevent the Holders from resorting to such additional Collateral or Security or to the Pledged Collateral, in any order, without affecting the Holders' rights hereunder.


           Section 13. Further Assurances. The Pledgors agree (i) that they shall, at their own expense, (and will cause their Subsidiaries and New Subsidiaries to), file or record such notices, financing statements, continuation statements or other documents as may be necessary to perfect the Security Interests, and as the Holders may reasonably request, such instruments to be in form and substance satisfactory to the Holders and (ii) Pledgors shall, at their own expense, (and will cause their Subsidiaries and New Subsidiaries to), do such further acts and things and execute and deliver to the Holders such additional conveyances, assignments, agreements and instruments as the Holders may at any time reasonably request in connection with the administration and enforcement of this Pledge Agreement or relative to the Pledged Collateral or any part thereof or in order to assure and confirm unto the Holders the Holders' rights, powers and remedies hereunder.


           Section 14. Pledgors' Obligations Absolute. The liability of the Pledgors under this Pledge Agreement shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by (a) any change in the time, place or manner of payment of all or any of the Obligations, or in any other term of the Securities Purchase Agreement, any Ancillary Agreement or the Notes, any waiver, indulgence, renewal, extension, amendment or modification of or addition, consent or supplement to or deletion from or any other action or inaction under or in respect of the Securities Purchase Agreement, the Notes or any Ancillary Agreement or any assignment or transfer thereof; (b) any lack of validity or enforceability, in whole or in part, of the Securities Purchase Agreement, any Ancillary Agreement or the Notes; (c) any furnishing of any additional security for the Obligations or any acceptance thereof or any release or non-perfection of any security interests in the property other than the Pledged Collateral; (d) any limitation on any party's liability or Obligations under the Securities Purchase Agreement, any Ancillary Agreement or the Notes; (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Pledgors, or any action taken with respect to this Pledge Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not the Pledgors shall have notice or knowledge of any of the foregoing; (f) any exchange, release or amendment or waiver of or consent to departure from the Securities Purchase Agreement, the Notes and any



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Ancillary Agreement, or any other agreement pursuant to which a Lien is created in favor of the Holders for the benefit of any Holder, pursuant to which a person other than the Pledgors have been granted a Security Interest; or (g) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Pledgors.


           Section 15. Waiver. To the extent permitted by Law, Pledgors hereby waive promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and this Pledge Agreement and any requirement that the Holders protect, secure, perfect or insure any security interest or any property subject thereto or exhaust any right or take any action against the Pledgors or any other Person; provided, however, that the Holders shall in any event take such care in the handling of any Pledged Securities in their possession as they take with respect to the property of a similar nature in its possession.


           Section 16. Termination. Upon payment in full and satisfaction of all of the Obligations under the Securities Purchase Agreement, the Notes, and any Ancillary Agreements, this Pledge Agreement shall terminate and the Holders shall reassign and redeliver to Pledgors all of the Pledged Collateral hereunder that has not been sold, disposed of, retained or applied by the Holders in accordance with the terms hereof and the Securities Purchase Agreement, the Notes and any Ancillary Agreements. Such reassignment and redelivery shall be without warranty by or recourse to the Holders, and shall be at the expense of the Pledgors. At such time, this Pledge Agreement shall no longer constitute a Lien upon or grant of any Security Interests in any of the Pledged Collateral, and the Holders shall, at the Pledgors' expense, deliver to the Pledgors written acknowledgement thereof and of cancellation of this Pledge Agreement in a form as reasonably requested by the Pledgors and adequate for proper filing or recording in such offices and such jurisdictions as the Pledgors reasonably deem necessary to release the Security Interests granted hereby. This Pledge Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned upon the insolvency, bankruptcy or reorganization of the Pledgors, all as though such payment had not been made.


           Section 17. Notices. Any notices or other communications required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, or registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

           To the Pledgors:

           Intracel Corporation
           2005 NW Sammamish Road
           Suite 107
           Issaquah, Washington 98027
           Attention:  Chief Executive Officer
           Fax Number: (425) 392-2992
           Confirm Number: (425) 557-1894

           To the Holders:

           300 First Stamford Place
           Stamford, Connecticut 06902
           Attention:  Mr. Michael Graves
           Fax Number: (203) 862-8601
           Confirm Number: (203) 863-6224


           Either party hereto may by notice to the other party designate such additional or different addresses as shall be furnished in writing by such party. Any notice or communication to either party shall be deemed to have been given or made as of the date so delivered, if personally delivered; and three calendar days after mailing if sent by registered or certified mail (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee). The Pledgors will give notice to the Holders at the addresses set forth above or, if the Company has been notified of a change of address of Holders, to such address as set forth in the Company's records.


           Section 18. Binding Agreement; Assignment. This Pledge Agreement shall be binding upon and inure to the benefit of the Pledgors, the Holders and their respective successors and permitted assigns. Neither this Pledge Agreement nor any interest herein or in the Pledged Collateral, or any part thereof, may be assigned by the Pledgors; provided, however, that this Pledge Agreement may be assigned by Pledgors and shall be deemed to be automatically assigned by the Pledgors to any person who succeeds to the Pledgors, but nothing shall relieve Pledgors of their Obligations hereunder. This Pledge Agreement shall be deemed to be automatically assigned by the Holders to any person who succeeds to or replaces any Holder in accordance with the terms hereof, and its assignee shall have all rights and powers of, and act as, the Holders hereunder.


           Section 19. Governing Law. THE PARTIES HERETO EXPRESSLY ACKNOWLEDGE AND AGREE THAT, IN ACCORDANCE WITH THE PROVISIONS OF NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401 GOVERNING AGREEMENTS RELATING TO ANY OBLIGATION ARISING OUT OF A TRANSACTION COVERING IN THE AGGREGATE NOT LESS THAN $250,000, THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN NEW YORK. TO THE FULLEST EXTENT THEY MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, THE PARTIES HERETO HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT, AND IRREVOCABLY AGREE

THAT ALL CLAIMS IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT. THE PARTIES HERETO IRREVOCABLY WAIVE, TO THE FULLEST EXTENT THEY MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TRIAL BY JURY AND ANY OBJECTION WHICH THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.


           Section 20. Amendments. This Pledge Agreement may not be amended or modified except by a written agreement signed by the Company and the Holders.


           Section 21. Severability. In the event that any provision contained in this Pledge Agreement shall for any reason be held to be illegal or invalid under the Laws of any jurisdiction, such illegality or invalidity shall in no way impair the effectiveness of any other provision hereof, or of such provision under the Laws of any other jurisdiction; provided, that in the construction and enforcement of such provision under the Laws of the jurisdiction in which such holding of illegality or invalidity exists, and to the extent only of such illegality or invalidity, this Pledge Agreement shall be construed and enforced as though such illegal or invalid provision had not been contained herein.


           Section 22. Headings. Section headings used herein are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Pledge Agreement.


           Section 23. Counterparts. This Pledge Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, and all of which shall together constitute but one and the same instrument. A complete set of counterparts shall be lodged with the Holders.

           IN WITNESS WHEREOF, the Pledgors and the Holders have caused this Pledge Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the day and year first written above.

                                        INTRACEL CORPORATION

                                        as Pledgor


                                        By: /s/ SIMON R. MCKENZIE
                                           -----------------------------------
                                             Name: Simon R. McKenzie
                                               Title:  President and Chief
                                                       Executive Officer

                                        PERIMMUNE HOLDINGS, INC.

                                             as Pledgor


                                        By: /s/ SIMON R. MCKENZIE
                                           -----------------------------------
                                             Name: Simon R. McKenzie
                                             Title:  President and Chief
                                                     Executive Officer




                                        NORTHSTAR HIGH TOTAL RETURN FUND



                                        By: /s/ MICHAEL A. GRAVES
                                           -----------------------------------
                                             Name:  Michael A. Graves
                                             Title:    Vice President


                                        NORTHSTAR HIGH TOTAL RETURN
                                         FUND II



                                        By: /s/ MICHAEL A. GRAVES
                                           -----------------------------------
                                             Name:  Michael A. Graves
                                             Title:    Vice President

                                        NORTHSTAR HIGH YIELD FUND



                                        By: /s/ MICHAEL A. GRAVES
                                           -----------------------------------
                                             Name:  Michael A. Graves
                                             Title:    Vice President


                                        NORTHSTAR STRATEGIC INCOME FUND



                                        By: /s/ MICHAEL A. GRAVES
                                           -----------------------------------
                                             Name:  Michael A. Graves
                                             Title:    Vice President